As filed with the Securities and Exchange Commission on October 31, 2017

File Nos. 2-29901

811-01716

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 244 X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 223 X

________________________________

AB CAP FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(800) 221-5672

________________________________

EMILIE D. WRAPP

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copies of communications to:

Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[__]	immediately upon filing pursuant to paragraph (b)
[X]	on October 31, 2017 pursuant to paragraph (b)
[__]	60 days after filing pursuant to paragraph (a)
[__]	on (date) pursuant to paragraph (a)
[__]	75 days after filing pursuant to paragraph (a)(2)
[__]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 244 relates solely to the Advisor Class shares of the AB FlexFee Emerging Markets Growth Portfolio. No information in the Registrant's Registration Statement relating to the other Series or Classes thereof of the Registrant is amended or superseded.

PROSPECTUS | OCTOBER 31, 2017

AB FlexFeeTM Emerging Markets Growth Portfolio

(Shares Offered—Exchange Ticker Symbol)

(Advisor Class-FFEYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

„ Are Not FDIC Insured „ May Lose Value „ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB FlexFeeTM Emerging Markets Growth Portfolio

(formerly, AB Emerging Markets Growth Portfolio)

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management Fees (a)	.75%*
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.15%
Other Expenses	5.01%
Total Other Expenses	5.16%
Total Annual Fund Operating Expenses	5.91%
Fee Waiver and/or Expense Reimbursement (b)	(5.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.85%

________________________________________________________________________________________________________________

* Restated to reflect current fees.

(a)	The management fee paid to the Adviser consists of a base fee at an annualized rate of 0.75% of the Fund's average daily net assets and a positive or negative performance adjustment of up to an annualized rate of 0.70% based upon the Fund's performance relative to the MSCI Emerging Markets Index (net), resulting in a minimum total fee of 0.05% and a maximum total fee of 1.45%.
(b)	The Adviser has contractually agreed to waive fees and/or to bear expenses of the Fund through December 31, 2018 to the extent necessary to prevent Total Other Expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.10% of average daily net assets ("expense limitation"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Other Expenses to exceed the expense limitation.

Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any expense limitation and fee waiver are in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Advisor Class
After 1 Year	$ 87
After 3 Years	$ 1,307
After 5 Years	$ 2,504
After 10 Years	$ 5,405

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL STRATEGIES

At least 80% of the Fund's net assets will under normal circumstances be invested in securities of emerging market companies and related derivatives. An emerging market country is a country whose per capita gross national income is not classified as "High Income" by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Emerging market countries may include countries referred to as "frontier" markets, such as Egypt, Nigeria and Vietnam.

In managing the Fund, the Adviser will employ a "bottom up" investment process that focuses on a company's prospective earnings growth, valuation and business quality. The Adviser will typically look for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates, and will combine fundamental and quantitative analyses in its stock selection process. The Adviser will not target any particular country, sector or market capitalization weightings for the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

PRINCIPAL RISKS

•	Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.
•	Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.
•	Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.
•	Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.
•	Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.
•	Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund's performance changed from year to year over the life of the Fund; and
•	how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on "Investments—Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Advisor Class shares. In addition, performance information prior to July 1, 2017 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the current performance fee arrangement.

Through September 30, 2017, the year-to-date unannualized return for the Fund's shares was 31.59%.

Calendar Year (%)

During the period shown in the bar chart, the Fund's:

Best Quarter was up 10.32%, 3rd quarter, 2016; and Worst Quarter was down -15.35%, 3rd quarter, 2015.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

		1 Year	Since Inception*
Advisor Class**	Return Before Taxes	8.50%	-4.63%
	Return After Taxes on Distributions	8.56%	-4.58%
	Return After Taxes on Distributions and Sale of Fund Shares	5.01%	-3.40%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, taxes or expenses)		11.19%	-4.15%

______________

*	Inception date for Advisor Class is 11/13/2014.
**	After-tax returns:
	–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
	–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Fund's portfolio:

Employee	Length of Service	Title
Laurent Saltiel	Since 2014	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Fund's investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund's investment practices and additional information about the Fund's risks and investments can be found in the Fund's Statement of Additional Information ("SAI").

Derivatives

The Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund's investments in derivatives may include, but are not limited to, the following:

•	Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund's investments in forward contracts may include the following:
–	Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions". The Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).
•	Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions".
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:
–	Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions".

–	Options on Securities. The Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security is less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise a purchased option, the premium it paid for the option will be lost. The Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options. The Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

If the Fund purchases or writes privately-negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.
•	Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Fund's investments in swap transactions include the following:

–	Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.
–	Total Return Swaps. The Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when the Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty.
–	Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Fund's portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.

–	Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

•	Other Derivatives and Strategies
–	Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

–	Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

The Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities

The Fund limits its investments in illiquid securities to 15% of its net assets. Until the Fund's compliance date of December 1, 2018 for new Rule 22e-4 under the Investment Company Act of 1940 (the "1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. After such date, the term shall mean any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to change in response to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Investment in Exchange-Traded Funds and Other Investment Companies

The Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. The Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

The Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which if not waived or reimbursed in whole or in part, would be in addition to the Fund's expenses. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. The Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Investments in Pre-IPO Securities

The Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

The Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors or Trustees (the "Board") and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.

Real Estate Investment Trusts

Real estate investment trusts, or REITs, are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements and Buy/Sell Back Transactions .

The Fund may enter into repurchase agreements. From a technical perspective, in a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which the Fund will sell the collateral back is specified in advance, the Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own or, if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Products

The Fund may invest in certain derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof), unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Fund may involve the risk considerations described below.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund's investments.

The Fund is required to invest at least 80% of its net assets in emerging market companies and related derivatives. An emerging market company is any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such a country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as "High Income" by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Investing in and exposure to foreign currencies involve special risks and considerations. A fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

Borrowings and Leverage

The Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund's shares. Likewise, the Fund's use of certain derivatives may effectively leverage the Fund's portfolio. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to the Fund's use of derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of the leverage approach the return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

Investment in Smaller, Less-Seasoned Companies

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Future Developments

The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

The Fund's Board may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. The Fund's policy to invest at least 80% of its net assets in emerging market companies and related derivatives will not change without 60 days' prior written notice to shareholders. Unless otherwise noted, all other policies of the Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and longer-term debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of theh Fund's portfolio securities is available in the Fund's SAI.

Cyber Security Risk

Mutual funds, including the Fund, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which the Fund invests may affect the value of your investment in the Fund.

INVESTING IN THE FUND

The Fund offers one class of shares through this Prospectus. This section discusses how to buy, sell or redeem, or exchange the class of shares of the Fund that is offered through this Prospectus.

The NAV of the Fund is disclosed daily on the Fund's website or through the investor's online account information at www.abfunds.com and/or by calling (800) 221-5672.

HOW TO BUY SHARES

The purchase of the Fund's shares is priced at the next-determined NAV after your order is received in proper form.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AllianceBernstein Investments, Inc. ("ABI");
•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and
•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.

Shares of the Fund are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund, the Fund will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Fund through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Fund's distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Fund will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Required Information

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Please see the Fund's SAI for more details.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

- additional distribution support;

- defrayal of costs for educational seminars and training; and

- payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to any commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2017, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Fund—Transfer Agency and Retirement Plan Services" below. If paid by the Fund, these expenses are included in "Other Expenses" under "Fees and Expenses of the Fund—Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

AIG Advisor Group

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

Institutional Cash Distributors (ICD)

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. If you are in doubt about what procedures or documents are required by your investment program or employee benefit plan to sell your shares, you should contact your financial intermediary. Your sale price will be the next-determined NAV after the Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. The Fund normally pays proceeds of a sale of Fund shares in cash. However, the Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash .

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th floor

San Antonio, TX 78230

•	For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.
•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day's NAV.
•	For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.
•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.
•	Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the Fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Securities and Exchange Commission ("Commission") rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES

The Fund's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Fund's assets is available in the Fund's SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 2017 totaling approximately $535 billion (of which over $105 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2017, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 28 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 30 registered investment companies managed by the Adviser, comprising approximately 117 separate investment portfolios, had as of September 30, 2017 approximately 2.1 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund.

For its services, the Adviser receives an investment advisory fee, which consists of a base fee and a performance adjustment (the "Management Fee").

The base fee is calculated and accrued daily, at an annualized rate of 0.75% of the Fund's average daily net assets ("Base Fee").

The Management Fee is increased or decreased from the Base Fee by a performance adjustment ("Performance Adjustment") that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund ("Measuring Class") exceeds, or is exceeded by, the performance of the MSCI Emerging Markets Index (net)* ("Index") plus 1.75% (175 basis points) ("Index Hurdle") over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.004% (0.40 basis points) of the Fund's average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.70% (70 basis points) ("Maximum Performance Adjustment") of the Fund's average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.75% (175 basis points) or more for the Performance Period.

______________

* For the period from August 4, 2017 to October 31, 2017, the MSCI Emerging Markets Index with IDCo Fair Value Pricing (net) was used for purposes of calculating the Performance Adjustment.

On a monthly basis, the Fund will pay the Adviser the minimum fee rate of 0.05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month.

At the end of the Performance Period, the Fund will pay to the Adviser the total Management Fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below in this section. The Performance Period is initially from July 1, 2017 to December 31, 2018 and thereafter each 12-month period beginning on the first business day in the month of January through December 31 of the same year.**

Calculation of Performance Adjustment for the Fund

For purposes of the Performance Adjustment calculations, the investment performance of the Measuring Class will be the sum of:

1)	the change in the Class' net asset value ("NAV") per share during the Performance Period; plus

2)	the value of the Class' cash distributions per share accumulated to the end of the Performance Period; plus

3)	the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

______________

** Prior to July 1, 2017, the Fund had contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.175% of the first $1 billion, 1.05% of the excess over $1 billion up to $2 billion, 1.00% of the excess over $2 billion up to $3 billion, 0.90% of the excess over $3 billion up to $6 billion, and 0.85% of the excess over $6 billion of the Fund’s average daily net assets.

The investment record of the Index will be the sum of:

1)	the change in the level of the Index during the Performance Period; plus

2)	the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

A Performance Adjustment will not be based on whether the absolute performance of the Measuring Class is positive or negative, but rather based on whether such performance exceeds or is exceeded by the Index Hurdle. The Fund could pay a Performance Adjustment for positive relative performance even if the Measuring Class decreases in value, so long as the Fund's performance exceeds that of the Index Hurdle. It is possible that, if you buy shares of the Fund after the beginning of a Performance Period, you will bear a share of a Performance Adjustment payable by the Fund based on performance that preceded your purchase and from which you therefore did not benefit.

As described under "Fees and Expenses of the Fund—Annual Fund Operating Expenses" in the Summary Information for the Fund at the beginning of this Prospectus, the Adviser has contractually agreed to waive fees and/or to bear expenses of the Fund through December 31, 2018 to the extent necessary to prevent Total Other Expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the amount set forth below ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Other Expenses to exceed the expense limitations.

Fund	Limitation on Total Other Expenses (as a Percentage of Average Daily Net Assets)
AB FlexFee Emerging Markets Growth Portfolio	0.10

In addition, the Adviser has agreed to waive its Management Fee by limiting the Fund's accrual of the Management Fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund's current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund's average daily net assets for the Performance Period.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended June 30, 2017 and will be available in future reports to shareholders.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGER

The day-to-day management of, and investment decisions for, the Fund are made by the Emerging Markets Growth Investment Team. The Emerging Markets Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the person with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that the person has been primarily responsible for the Fund, and the person's principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Laurent Saltiel; since 2014; Senior Vice President of the Adviser	Senior Vice President and Chief Investment Officer of Emerging Market Growth of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2012.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The investment team employed by the Adviser to manage the Fund has substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team of the Adviser managed the Similarly Managed Accounts through September 30, 2017. The aggregate assets for the Similarly Managed Accounts as of September 30, 2017 were approximately $2.08 billion. The performance data is net of investment management fees and portfolio transaction costs (including brokerage commissions) charged to the Similarly Managed Accounts, calculated since 2009 by deducting on a monthly basis the highest investment management fee payable by an institutional account managed in a substantially similar manner and for periods prior to 2009 by deducting a weighted average of the fee rates charged to each Similarly Managed Account. The highest fee payable by a Similarly Managed Account is 1.00% of assets annually. Net-of-fee performance figures reflect the compounding effect of such fees. Performance for the Similarly Managed Accounts was not subject to a performance adjustment, which would have generated different performance results.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Fund. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Similarly Managed Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary.

The MSCI Emerging Markets Index (net) is used by the Fund and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

To the extent the investment team utilizes investment techniques such as swaps, futures or options, the performance of the MSCI Emerging Markets Index (net) may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The performance data below is provided solely to illustrate the investment team's performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE – SIMILARLY MANAGED ACCOUNTS*

	AB FlexFee Emerging Markets Growth Portfolio Similarly Managed Accounts Total Return**	MSCI Emerging Markets Index (net)
Nine Months Ended September 30, 2017	31.43%	27.78%
Year Ended December 31:
2016	8.23%	11.19%
2015	-9.89%	-14.92%
2014	3.28%	-2.19%
2013	3.12%	-2.60%
2012	20.59%	18.22%
2011	-23.42%	-18.42%
2010	14.97%	18.88%
2009	76.94%	78.51%
2008	-56.20%	-53.33%
2007	38.06%	39.39%
2006	30.13%	32.17%
2005	33.15%	34.00%
2004	29.99%	25.55%
Cumulative total return for the period from inception of the Similarly Managed Accounts to September 30, 2017***	897.36%	665.60%

______________

*	Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.
**	Net of fees.
***	Net inception cumulative Similarly Managed Account and index returns are from the inception date of the Similarly Managed Accounts (September 30, 1991).

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2017

	1 Year	3 Years	5 Years	10 Years	Since Inception*
AB FlexFee Emerging Markets Growth Portfolio
Similarly Managed Accounts	22.60%	8.29%	7.77%	1.55%	9.25%
MSCI Emerging Markets Index (net)	22.46%	4.90%	3.99%	1.32%	8.14%

______________

*       Inception date of Similarly Managed Accounts is September 30, 1991.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by the Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by the Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from theFund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund's SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

MSCI Emerging Markets Index is a stock market index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Non-U.S. company or non-U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the fiscal periods since the Fund's inception. Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial statements have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Fund. The report of the independent registered public accounting firm, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Advisor Class
Year Ended June 30,	November 13, 2014(a) to June 30,
2017	2016	2015

Net asset value, beginning of period	$ 8.82	$ 9.64	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.02	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.08	(.82)	(.37)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–
Net increase (decrease) in net asset value from operations	2.11	(.80)	(.36)

Less: Dividends
Dividends from net investment income	(0.03)	(.02)	– 0	–

Net asset value, end of period	$ 10.90	$ 8.82	$ 9.64

Total Return
Total investment return based on net asset value(e)	24.06%	(8.27)%	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,430	$4,394	$4,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.40%	1.45	%(f)
Expenses, before waivers/reimbursements	7.50%	7.99%	8.01	%(f)
Net investment income(c)	.34%	.28%	.22	%(f)
Portfolio turnover rate	79%	77%	31%

______________

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Advisor Class shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Fees and Expenses of the Fund". Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower .

AB FlexFee Emerging Markets Growth Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$ 10,000.00	$ 500.00	$ 10,500.00	$ 89.25	$ 10,410.75
2	10,410.75	520.54	10,931.29	646.04	10,285.25
3	10,285.25	514.26	10,799.51	638.25	10,161.26
4	10,161.26	508.06	10,669.32	630.56	10,038.76
5	10,038.76	501.94	10,540.70	622.96	9,917.74
6	9,917.74	495.89	10,413.63	615.45	9,798.18
7	9,798.18	489.91	10,288.09	608.03	9,680.06
8	9,680.06	484.00	10,164.06	600.70	9,563.36
9	9,563.36	478.17	10,041.53	593.45	9,448.08
10	9,448.08	472.40	9,920.48	586.30	9,334.18
Cumulative		$ 4,965.17		$ 5,630.99

* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

A-1

For more information about the Fund, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

On the Internet:	www.abfunds.com

Or you may view or obtain these documents from the Commission:

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.
•	Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
•	Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-01716

AB CAP FUND, INC. AB FLEXFEETM EMERGING MARKETS GROWTH PORTFOLIO (Advisor Class-FFEYX)

c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003, San Antonio, Texas 78278-6003 Toll Free: (800) 221-5672 For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION October 31, 2017

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 31, 2017 that offers Advisor Class shares for the AB FlexFee Emerging Markets Growth Portfolio (the “Fund”) of the AB Cap Fund, Inc. (the “Company”) (the “Prospectus”). Financial statements for the Fund for the fiscal year ended June 30, 2017 are included in the Fund’s annual report to shareholders and are incorporated in this SAI by reference. Copies of the Prospectus and the Fund’s annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

___________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUND AND ITS INVESTMENTS

Introduction to the Fund

The Company is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s shares are offered in separate series. The Fund is a series of the Company. Except as otherwise noted, the Fund’s investment objective and policies described below are not “fundamental policies” within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors of the Fund (the “Board” or the “Directors”) without shareholder approval. However, the Fund will not change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Fund’s investment policies and practices supplements the information set forth in the Prospectus.

Common Stock

Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

1

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Debt Securities

Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. and/or BB or below by S&P Global Ratings or unrated but determined by the Adviser to be of comparable quality (sometimes referred to as “junk bonds”), are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

2

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Adviser attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities that they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

3

Derivatives

The Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives–options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by the Fund are described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

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Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission (“CFTC”) or Securities and Exchange Commission (“SEC”) approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

-- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund’s interest.

-- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

-- Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

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-- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, the Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose the Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. The Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

-- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

-- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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-- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In December 2015, the SEC proposed a new rule regarding derivatives imposing, among other things, limits on the amount of leverage a fund could be exposed to through derivatives and other senior securities transactions. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

-- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. The Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Fund has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA and is not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by the Fund

—Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

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The Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If AllianceBernstein, L.P., the Fund’s adviser (the “Adviser”) were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such forward transactions at prices inferior to the then current market values. The Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

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—Options on Securities. The Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund may write covered options or uncovered options. A call option written by the Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

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The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

—Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The Fund may write (sell) call and put options and purchase call and put options on securities indices. If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

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The Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

—Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

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Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making investments in foreign currencies. The Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. The Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

—Futures Contracts and Options on Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

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Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. However, the market for interest rate futures contracts may be more liquid than the cash market for individual bonds, and the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

The Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in its value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

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The Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

The Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of futures contracts on foreign currencies and options on such contracts for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

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The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

–Total Return Swaps. The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

—Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “par value” (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

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—Currency Swaps. The Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

—Swaps: Interest Rate Transactions. The Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. The Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

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—Variance and Correlation Swaps. The Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

--Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

—Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before their expiration date, or European style, which means that they may be exercised only on the expiration date.

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Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Fund’s investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

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The Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

—Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

—Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a when issued basis may increase the volatility of the Fund’s NAV.

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At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or “when-issued” basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party files for bankruptcy, becomes insolvent, or defaults on its obligation, the Fund may be adversely affected.

Illiquid Securities

The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund OTC and the cover for options written by the Fund OTC, and (c) repurchase agreements not terminable within seven days. As discussed in more detail below, securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

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Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund’s investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Pre-IPO Securities

The Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

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Investment in Exchange-Traded Funds and Other Investment Companies

The Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which if not waived or reimbursed in whole or in part, would be in addition to the Fund’s expenses. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. The Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Loans of Portfolio Securities

The Fund may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and the collateral will not be sufficient to replace the loaned securities upon the borrower’s default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

The Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

The Fund will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund’s investment risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

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The Fund will not have the right to vote on any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed-rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Therefore, preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

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REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Fund’s Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. The Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

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Reverse Repurchase Agreements

The terms of reverse repurchase agreements are essentially the reverse of “Repurchase Agreements” described above; in a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. In addition, during the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities posted as collateral. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back.

By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase transaction and any securities it purchases with the cash it receives under the reverse repurchase agreement. On the other hand, the use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the securities it sells in the reverse repurchase transaction and the investment of the transaction proceeds than it effectively pays in interest on the transaction.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In addition, if the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

The Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

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Short Sales

The Fund may make short sales of securities or maintain short positions. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund’s gain is limited to the price at which the security is sold short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See “Dividends, Distributions and Taxes-Tax Straddles” for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations

The Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund’s management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements

The Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Fund and that are unavailable on a firm commitment basis. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

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There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

The Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and/or less expensive for the Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

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Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

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Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Certain Risk and Other Considerations

Borrowings and Leverage. The Fund may use borrowings for investment purposes subject to its investment policies and restrictions and to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund’s shares. Likewise, the Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to the Fund’s use of certain derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

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Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose the Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When the Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund’s exposure to loss.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which they invest or with which they do business.

Additional Risks of Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Fund in futures contracts, swaps, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

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Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

However, the purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

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There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with United States generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund’s assets should these conditions or events recur.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK’s withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments.

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Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “United States Federal Income Taxation of the Fund”.

Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

Foreign Currency Transactions. The Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, the Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund’s income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Fund’s total assets (adjusted to reflect the Fund’s net position after giving effect to currency transactions) is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

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The Fund will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.

If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of the Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, the Fund:

(a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

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(c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e) may purchase and sell commodities to the extent allowed by applicable law; and

(f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy

The following is a description of operating policies that the Fund has adopted but that are not fundamental and are subject to change without shareholder approval.

The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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MANAGEMENT OF THE FUND

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board (see “Management of the Fund” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2017, totaling approximately $535 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2017, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	64.0%
AllianceBernstein Holding L.P.	34.9
Unaffiliated holders	1.1
100.0%

AXA S.A. (“AXA”) is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries (“AXA and its subsidiaries”). AllianceBernstein Holding L.P. (“Holding”) is a Delaware limited partnership, the units of which (“Holding Units”) are traded publicly on the Exchange under the ticker symbol “AB”. As of September 30, 2017, AXA owned approximately 2.7% of the issued and outstanding assignments of beneficial ownership of Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.9% economic interest in the Adviser as of September 30, 2017.

On May 10, 2017, AXA announced its intention to sell and list for trading a minority stake of its U.S. operations (expected to consist of AXA’s U.S. Life & Savings business and its interest in AllianceBernstein Corporation) during the first half of 2018, subject to market conditions and SEC review process. AXA and its subsidiaries will maintain a controlling interest in the Adviser.

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Advisory Agreements and Expenses

The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund, and manages, supervises and conducts the affairs of the Fund, subject to the Board’s oversight.

Under the Advisory Agreement for the Fund, the Adviser furnishes advice and recommendations with respect to the Fund’s portfolio of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

The Adviser is, under the Fund’s Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of shares of the Fund (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Fund has under its Advisory Agreement assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Fund on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board. The Adviser agreed to voluntarily waive such reimbursements in the amount of $62,175 during the fiscal year ended June 30, 2017.

The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors at meetings held on May 2-4, 2017 (amendments to the Advisory Agreement were approved by the Directors at meetings held on August 1-3, 2017 and October 31, 2017).

38

In addition, to the extent that the Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until October 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that the Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $62 and $3 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days’ written notice by a vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Directors, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchase or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser’s clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

Prior to July 1, 2017, the Fund had contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.175% of the first $1 billion, 1.05% of the excess over $1 billion up to $2 billion, 1.00% of the excess over $2 billion up to $3 billion, 0.90% of the excess over $3 billion up to $6 billion, and 0.85% of the excess over $6 billion of the Fund’s average daily net assets. For the fiscal years or period of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser earned from the Fund advisory fees of $56,842, $49,501 and $36,123, respectively (all of which was waived by the Adviser).

Effective as of July 1, 2017, under the Advisory Agreement for the Fund, the Fund pays the Adviser a base fee plus or minus a performance adjustment.

The base fee is calculated and accrued daily, at an annualized rate of 0.75% of the Fund’s average daily net assets (“Base Fee”).

39

The management fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the MSCI Emerging Markets Index (net)* (“Index”) plus 1.75% (175 basis points) (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.004% (0.40 basis points) of the Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.70% (70 basis points) (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.75% (175 basis points) or more for the Performance Period.

On a monthly basis, the Fund will pay the Adviser the minimum fee rate of 0.05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month.

At the end of the Performance Period, the Fund will pay to the Adviser the total Management Fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below in this section. The Performance Period is initially from July 1, 2017 to December 31, 2018 and thereafter each 12-month period beginning on the first business day in the month of January through December 31 of the same year.

The Adviser has contractually agreed to waive fees and/or to bear expenses of the Fund through December 31, 2018 to the extent necessary to prevent Total Other Expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the amount set forth below (“expense limitations”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitations.

In addition, the Adviser has agreed to waive its management fee by limiting the Fund’s accrual of the management fee (base fee plus performance adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the performance period.

_____________
* For the period from August 4, 2017 to October 31, 2017, the MSCI Emerging Markets Index with IDCo Fair Value Pricing (net) was used for purposes of calculating the Performance Adjustment.

40

Prior to July 1, 2017, the Adviser had contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) did not exceed on an annual basis 1.45% of average daily net assets for Advisor Class shares. For the fiscal years or period ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser waived $230,326, $215,507 and $155,421 pursuant to this agreement, respectively. Also, the Adviser voluntarily waived prior to July 1, 2017 its advisory fee in an additional amount of .05% of average daily net assets. For the fiscal years or period ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser waived $230,326, $2,106 and $1,537 pursuant to this voluntary undertaking, respectively.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Government Exchange Reserves, AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except the Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and the AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

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Board of Directors Information

Certain information concerning the Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 76 (2014 – Emerging Markets Growth)

Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

42

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

John H. Dobkin,# 75 (2014 – Emerging Markets Growth)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

Michael J. Downey,# 73 (2014 – Emerging Markets Growth)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

43

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

William H. Foulk, Jr.,# 85 (2014 – Emerging Markets Growth)

Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 to early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		98	None
D. James Guzy,# 81 (2014 – Emerging Markets Growth)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

44

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Nancy P. Jacklin,# 69 (2014 – Emerging Markets Growth)

Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

	98	None

45

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Carol C. McMullen,# 62 (2016 – Emerging Markets Growth)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.

	98	None

46

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Garry L. Moody,# 65 (2014 – Emerging Markets Growth)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		98	None
Earl D. Weiner,# 78 (2014 – Emerging Markets Growth)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

47

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR
Robert M. Keith,+ 57 (2014 – Emerging Markets Growth)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.	98	None
___________________________________________________

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of his affiliation with the Adviser.
++	The Adviser and ABI are affiliates of the Fund.

48

In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2012 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2012 until 2013, Mr. Guzy served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

The business and affairs of the Fund are overseen by the Board. Directors who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

49

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

50

Board Structure and Oversight Function. The Fund’s Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of that Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board typically meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for the Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

51

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in their oversight of the Fund’s accounting and financial reporting policies and practices. The Audit Committee of the Fund met three times during the Fund’s most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Fund met three times during the Fund’s most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

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Pursuant to the Charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fundowned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

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The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Fund met January 31 – February 1, 2017 to approve the Advisory and Distribution Services Agreements for the Fund. The Independent Directors Committee of the Fund met seven times during the Fund’s most recently completed fiscal year.

The dollar range of the Fund’s securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AS OF DECEMBER 31, 2016	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2016

John H. Dobkin	None	Over $100,000
Michael J. Downey	None	Over $100,000
William H. Foulk, Jr.	None	Over $100,000
D. James Guzy	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Robert M. Keith	None	None
Carol C. McMullen	None	Over $100,000
Garry L. Moody	None	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000
Earl D. Weiner	None	Over $100,000

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Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Robert M. Keith, 57	President and Chief Executive Officer	See biography above.
Philip L Kirstein, 72	Senior Vice President and Independent Compliance Officer

Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2003.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.
Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2012.
Vincent S. Noto, 52	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.
Laurent Saltiel, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

___________________

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

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The Fund does not pay any fees to, or reimburse expenses of, their Directors who are considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. The aggregate compensation paid to each of the Directors by the Fund for the fiscal year ended June 30, 2017, the aggregate compensation paid to each of the Directors during calendar year 2016 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Director of the Fund	Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Registered Investment Companies within the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee

John H. Dobkin	$2,742	$285,000	26	97
Michael J. Downey	$2,734	$285,000	27	98
William H. Foulk, Jr.	$2,734	$285,000	27	98
D. James Guzy	$2,758	$285,000	24	95
Nancy P. Jacklin	$2,917	$303,000	27	98
Robert M. Keith	$ 0	$ 0	27	98
Carol C. McMullen*	$2,783	$147,816	27	98
Garry L. Moody	$3,094	$320,000	27	98
Marshall C. Turner, Jr.	$4,605	$480,000	27	98
Earl D. Weiner	$2,734	$285,000	27	98

________

* Ms. McMullen was elected as a Director of the Fund effective June 22, 2016.

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As of October 2, 2017, the Directors and officers the Fund as a group owned less than 1% of the shares of the Fund.

Additional Information About the Fund’s Portfolio Manager

The management of, and investment decisions for, the Fund’s portfolio are made by the Emerging Markets Growth Investment Team. Mr. Laurent Saltiel is the investment professional primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Manager”). For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Manager” in the Fund’s Prospectus.

As of June 30, 2017 the Fund’s portfolio manager owned none of the Fund’s equity securities directly or beneficially.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Laurent Saltiel	12	$6,442,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Laurent Saltiel	27	$1,772,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Laurent Saltiel	5	$330,000,000	1	$28,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

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Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. As discussed further below under “Portfolio Manager Compensation”, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is not generally tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

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Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUND

Distribution Services Agreement

The Fund has entered into a Distribution Services Agreement with ABI, the Fund’s principal underwriter, to permit ABI to distribute the Fund’s shares.

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The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended June 30, 2017 the Fund paid ABIS $5,531 for transfer agency services.

ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by the Fund, the Adviser, ABI, and ABIS (i) account fees in amounts up to $19 per account per annum (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. Amounts paid by the Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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Securities Lending Agreement

Brown Brothers Harriman & Co. (“Brown Brothers”) serves as the securities lending agent to the Fund and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Agency Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, Brown Brothers provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to the Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Fund did not engage in any securities lending activities during the most recent fiscal year.

PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Fund”.

General

Shares of the Fund are offered on a continuous basis at a price equal to their NAV to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”), as described below. Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund’s shares may receive differing compensation for selling different classes of shares.

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In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Purchase of Shares

The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of the Fund is its NAV. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) on each day the Exchange is open by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined, as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day. In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If a financial intermediary or ABIS receives an order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

The Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

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Following the initial purchase of the Fund’s shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue stock certificates representing shares of the Fund. Ownership of the Fund’s shares will be shown on the books of the Fund’s transfer agent.

Frequent Purchases and Redemptions

The Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

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Because the Fund invests significantly in securities of foreign issuers, it may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the Fundirrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Fund may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Compensation Paid to Principal Underwriter

During the fiscal years or period ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of the Fund were $0, $0 and $0, respectively. Of those amounts, ABI retained $0, $0 and $0, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers.

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Advisor Class Shares

Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the Relatives of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person, (iv) by investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, (v) by the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates, (vi) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients; or (vii) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees.

Dividend Reinvestment Program. Under the Fund’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a)	the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund’s transfer agent as undeliverable; or

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(b)	your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70½ who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of the Fund owned by a participant in the Fund’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to the Fund’s involuntary redemption provisions. See “Redemption and Repurchase of Shares -- General”. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made.

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Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House (“ACH”) network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to any commissions paid to financial intermediaries at the time of sale, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

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For 2017, ABI expects to pay approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million, for distribution services and education support related to the AB Mutual Funds. For 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Fund – Transfer Agency Agreement” above. To the extent that these expenses are paid by the Fund, they are included in “Other Expenses” under “Fees and Expenses of the Fund - Annual Fund Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

AIG Advisor Group

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

Institutional Cash Distributors (ICD)

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

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Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Fund”. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the NAV next-computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, the Charter of the Company requires that the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their NAV as next-computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. The Fund expects that it will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time.

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The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund’s portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of the Fund by mail, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

Telephone Redemption – Payment by Electronic Funds Transfer. The Fund’s shareholder is entitled to request redemption with payment by electronic funds transfer by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request for payment by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption – Payment by Check. Each Fund shareholder is eligible to request redemption with payment by check of Fund shares by telephone at (800) 221-5672 before the Fund Closing Time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

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Telephone Redemptions—General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or “street name” accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. The Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next-determined after ABI receives the request, except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to a designated later time (pursuant to an operating agreement between the financial intermediary and ABI permitting such an agreement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. Neither the Fund nor ABI charge a fee or commission in connection with the redemption of shares. Normally, if shares of the Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

General. The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Fund”. The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a group retirement plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

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Automatic Investment Program

Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of $50. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

You may exchange your investment in the Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next-determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

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Each Fund shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Fund Closing Time on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, Ernst & Young LLP , as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

(a)       an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

(b)       an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c)       an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

(d)       a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

(e)       an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

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(f)       a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

(g)       a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(h)       preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(i)       U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

(j)       a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

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(k)       bank loans are valued on the basis of bid prices provided by a pricing vendor;

(l)       bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

(m)       whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

(n)       forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an “onshore” rate and an “offshore” (i.e., NDF) rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

(o)       OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

(p)       mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q)       repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r)       hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s)       equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

(t)       credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

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If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Fund’s Board may suspend the determination of the Fund’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining the Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

As applicable, the assets attributable to each class of shares will be invested together in a single portfolio for the Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Fund and to shareholders of the Fund. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Fund and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

General

The Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

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The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 that year or, if later during the calendar year, the last day of the Fund’s taxable year (i.e., November 30 or December 31) if the Fund so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Fund has made a “mark-to-market” election. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

The Fund intends to make timely distributions of the Fund’s taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Income dividends generally are distributed annually; capital gains distributions for the Fund generally occur annually, in December. Dividends of the Fund’s net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund.

Some or all of the distributions from the Fund may be treated as “qualified dividend income”, taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund’s distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

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Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if the Fund’s shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the “IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2014 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

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Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder’s foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

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Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund’s gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such “pass through” of foreign taxes.

The federal income tax status of each year’s distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund

The following discussion relates to certain significant U.S. federal income tax consequences to the Fund with respect to the determination of its “investment company taxable income” each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a “qualified electing fund” within the meaning of the Code or “mark-to-market” the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of “passive income”. In some cases, the Fund may be able to elect to “mark-to-market” stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund’s taxable income for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

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Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

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Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — “Section 988” Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Other Taxes

The Fund may be subject to other state and local taxes.

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Taxation of Foreign Stockholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to U.S. source portfolio interest income will not be subject to this withholding tax.

A foreign shareholder generally would be exempt from federal income tax on distributions of the Fund attributable to net long-term capital gain and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

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When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by the executing broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client’s accounts but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

Transactions for the Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

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The Fund’s portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

The amount of aggregate brokerage commissions paid by the Fund during the Fund’s fiscal years or period since inception, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year are as follows:

Fiscal Year or Period Ended June 30	Amount of Aggregate Brokerage Commissions	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2017	$ 7,909	$ 6,008	$ 5,885,890
2016	9,284
2015	8,277

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The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances the placement of orders with the Affiliated Brokers would be consistent with the Fund’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

There were no brokerage commissions paid by the Fund to the Affiliated Brokers during the fiscal years ended June 30, 2017 and 2016 or fiscal period ended June 30, 2015.

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Adviser’s investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. The policies and procedures relating to disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

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The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund’s portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund’s top ten holdings (including name and the percentage of the Fund’s assets invested in each holding), and a percentage breakdown of the Fund’s investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Fund’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

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The Adviser has established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund’s custodian in connection with its custody of the Fund’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

The Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Emerging Markets Growth Portfolio” and changed its name to “AB Emerging Markets Growth Portfolio” on January 20, 2015. The Fund changed its name to “AB FlexFee Emerging Markets Growth Portfolio” on May 9, 2017.

The Fund’s Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Fund’s Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Company with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

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A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund’s assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares. The Fund is empowered to establish, without shareholder approval, additional portfolios and additional classes of shares within the Fund. If an additional portfolio or an additional class within the Fund were established, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal and Controlling Holders

To the knowledge of the Fund, as of October 2, 2017, the persons below owned of record or beneficially 5% or more of the outstanding shares of the Fund’s Advisor Class shares. A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

AllianceBernstein L.P.	498,000	100.00%
Attn: Brent Mather-Seed Acct
1 N. Lexington Ave. White Plains, NY 10601-1712

Custodian and Accounting Agent

Brown Brothers, 50 Post Office Square, Boston, MA 02110, will act as the custodian and as accounting agent for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund’s Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund’s foreign securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

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Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Fund.

Code of Ethics and Proxy Voting Policies and Procedures

The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for the fiscal year ended June 30, 2017 and the report of Ernst & Young LLP, the independent registered public accounting firm are incorporated herein by reference to the Fund’s annual report. The annual report was filed on Form N-CSR with the SEC on August 31, 2017. The annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

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Appendix A

Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy (“Proxy Voting Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

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In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

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Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company’s remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

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We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

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Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

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Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

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PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(1)

Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, dated May 11, 2011 and filed May 16, 2011 – Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 96 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

(2)

Articles Supplementary to Articles of Incorporation of the Registrant, dated June 15, 2011 and filed June 17, 2011 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

(3)

Articles Supplementary to Articles of Incorporation of the Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

(4)

Articles Supplementary to Articles of Incorporation of the Registrant, dated August 5, 2011 and filed August 8, 2011 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

(5)

Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2011 and filed December 27, 2011 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

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(6)

Articles Supplementary to Articles of Incorporation of the Registrant, dated November 21, 2012 and filed November 21, 2012 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

(7)

Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 10, 2014.

(8)

Articles Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2013 and filed November 25, 2013 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

(9)

Articles of Amendment to Articles of Incorporation of the Registrant, dated March 17, 2014 and filed March 17, 2014 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(10)

Articles Supplementary to Articles of Incorporation of the Registrant, dated March 17, 2014 and filed March 17, 2014 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(11)

Articles Supplementary to Articles of Incorporation of the Registrant, dated May 27, 2014 and filed May 29, 2014 – Incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 30, 2014.

(12)

Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 7, 2014 – Incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 163 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.

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(13)

Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 11, 2014 – Incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 166 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 13, 2014.

(14)

Articles Supplementary to Articles of Incorporation of the Registrant, dated September 15, 2014 and filed September 18, 2014 – Incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 174 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 5, 2014.

(15)

Articles of Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2014 and filed November 7, 2014 – Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(16)

Articles Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2014 and filed November 7, 2014 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(17)

Articles of Amendment to the Articles of Incorporation of the Registrant effective February 5, 2015 and filed February 5, 2015 – Incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 182 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 6, 2015.

(18)

Articles of Amendment to the Articles of Incorporation of the Registrant effective January 5, 2015 and filed January 5, 2015 – Incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(19)

Articles Supplementary to the Articles of Incorporation of the Registrant effective May 7, 2015 and filed May 7, 2015 – Incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

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(20)

Articles Supplementary to the Articles of Incorporation of the Registrant, dated June 24, 2015 and filed June 24, 2015 – Incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 185 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 24, 2015.

(21)

Articles of Amendment to the Articles of Incorporation of the Registrant, dated and filed December 29, 2016 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 221 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 29, 2016.

(22)

Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed December 29, 2016 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 221 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 29, 2016.

(23)

Articles Supplementary to the Articles of Incorporation of the Registrant, dated January 31, 2017 and filed February 1, 2017 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 224 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 13, 2017.

(24)

Articles Supplementary to the Articles of Incorporation of the Registrant, dated July 18, 2017 and filed July 20, 2017 – Incorporated by reference to Exhibit (a)(24) to Post-Effective Amendment No. 240 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2017.

(25)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed April 5, 2017 – Filed herewith.
(26)	Articles of Amendment to the Articles of Incorporation of the Registrant dated May 5, 2017 and filed May 9, 2017 – Filed herewith.
C-4

(b)

Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

(c)	Not applicable.
(d)	(1)

Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to the AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Global Core Equity Portfolio, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio, AB Asia ex-Japan Equity Portfolio, AB FlexFee Large Cap Growth Portfolio, AB FlexFee US Thematic Portfolio, AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio and AB FlexFee Emerging Markets Growth Portfolio, dated July 22, 1992, as amended September 7, 2004, December 15, 2004, December 23, 2009, August 2, 2010, October 26, 2010, July 6, 2011, August 31, 2011, December 8, 2011, December 15, 2011, September 27, 2012, December 12, 2012, March 1, 2014, October 22, 2014, November 12, 2014, December 3, 2014, December 18, 2014, March 4, 2015, April 15, 2015, July 1, 2015, July 29, 2015, September 9, 2015, December 3, 2015, November 1, 2016, June 28, 2017 and August 28, 2017 – Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 242 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2017.

(2)

Investment Advisory Fee Waiver Agreement between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P., dated March 1, 2014 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(3)

Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to AllianceBernstein Multi-Manager Alternative Strategies Fund, dated July 31, 2014 – Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

C-5

(4)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Chilton Investment Company LLC – Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(5)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Impala Asset Management LLC – Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(6)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Kynikos Associates LP – Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(7)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Lyrical Asset Management LP – Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(8)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Sirios Capital Management LP – Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(9)

Form of Subadvisory Agreement between AllianceBernstein L.P. and River Canyon Fund Management LLC – Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(10)

Form of Subadvisory Agreement between AllianceBernstein L.P. and First Pacific Advisors, LLC – Incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

C-6

(11)

Form of Subadvisory Agreement between AllianceBernstein L.P., on behalf of the AB Multi-Manager Alternative Strategies Fund, and Halcyon Liquid Strategies IC Management LP – Incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 193 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 29, 2015.

(12)

Form of Subadvisory Agreement between AllianceBernstein L.P. and CQS (US), LLC – Incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(13)

Form of Subadvisory Agreement between AllianceBernstein L.P. and MPAM Credit Trading Partners LP – Incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(14)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Passport Capital, LLC – Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(15)

Form of Investment Advisory Contract between AllianceBernstein L.P. and AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd.- Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 162 of Registrant’s  POS EX filing to the Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 7, 2014.

(16)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Passport Capital, LLC – Incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

C-7

(17)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Impala Asset Management LLC – Incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

(18)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Lyrical Asset Management LP – Incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

(19)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Sirios Capital Management LP – Incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

(20)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Kynikos Associates LP – Incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

(21)

Form of Advisory Contract between the Registrant, on behalf of AllianceBernstein Long/Short Multi-Manager Fund, and AllianceBernstein L.P., dated September 30, 2014 – Incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

(22)

Form of Subadvisory Agreement between AllianceBernstein L.P. and Chilton Investment Company LLC – Incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 26, 2014.

C-8

(23)

Investment Advisory Contract between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, and AllianceBernstein L.P., dated December 18, 2014 – Incorporated by reference to Exhibit (d)(23) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(24)

Form of Sub-Advisory Agreement between AllianceBernstein L.P., on behalf of the AB Multi-Manager Alternative Strategies Fund, and Brigade Capital Management, LP – Incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 193 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 29, 2015.

(25)

Sub-Advisory Agreement dated December 15, 2014 between AllianceBernstein L.P., on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, and Morningstar Associates, LLC – Incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 201 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 30, 2015.

(26)

Sub-Advisory Agreement between AllianceBernstein L.P., on behalf of the AB Multi-Manager Alternative Strategies Fund, and One River Asset Management, LLC – Incorporated by reference to Exhibit (d)(26) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

C-9

(27)

Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Multi-Manager Alternative Strategies Fund, and Passport Capital, LLC – Incorporated by reference to Exhibit (d)(27) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

(28)

Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Multi-Manager Alternative Strategies Fund, and Kynikos Associates LP – Incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

(29)

Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Multi-Manager Alternative Strategies Fund, and Lyrical Asset Management LP – Incorporated by reference to Exhibit (d)(29) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

(30)

Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Long/Short Multi-Manager Fund, and Passport Capital, LLC – Incorporated by reference to Exhibit (d)(30) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

(31)

Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Long/Short Multi-Manager Fund, and Kynikos Associates LP – Incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

C-10

(32)

Sub-Advisory Agreement Amendment between AllianceBernstein L.P, on behalf of the AB Long/Short Multi-Manager Fund, and Lyrical Asset Management LP – Incorporated by reference to Exhibit (d)(32) to Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 28, 2016.

(33)

Form of Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to the AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Global Core Equity Portfolio, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio, AB Asia ex-Japan Equity Portfolio, AB Performance Fee Series - Large Cap Growth Portfolio, AB Performance Fee Series - US Thematic Portfolio, AB Performance Fee Series - Core Opportunities Portfolio, AB Performance Fee Series - International Strategic Core Portfolio and AB Performance Fee Series - Emerging Markets Growth Portfolio – Incorporated by reference to exhibit (d)(33) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(34)

Form of Advisory Fee Waiver Agreement between the Registrant, on behalf of the AB Performance Fee Series - Large Cap Growth Portfolio, AB Performance Fee Series - US Thematic Portfolio, AB Performance Fee Series - Core Opportunities Portfolio, AB Performance Fee Series - International Strategic Core Portfolio and AB Performance Fee Series - Emerging Markets Growth Portfolio and AllianceBernstein L.P. –Incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(e)	(1)

Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992 – Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on January 30, 1998.

C-11

(2)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996 – Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 3, 1997.

(3)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), dated March 1, 2005 – Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 215 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(4)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated June 14, 2006 – Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 82 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

(5)

Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992, as amended as of April 30, 1993 – Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009.

(6)

Amendment to Distribution Services Agreement, dated as of August 4, 2011 between Registrant and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(7)

Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant – Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

C-12

(8)

Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and selected agents making available shares of the Registrant – Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

(9)

Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 – Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(10)

Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 – Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(11)

Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 – Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(12)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of August 9, 2013 – Incorporated by reference to Exhibit (e)(12) to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2014.

C-13

(13)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) amended as of April 15, 2015 – Incorporated by reference to Exhibit (e)(13) to Post-Effective Amendment No. 195 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(14)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of July 29, 2015 –Incorporated by reference to Exhibit (e)(14) to Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

(15)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of September 9, 2015 – Incorporated by reference to Exhibit (e)(15) to Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

(16)

Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of December 3, 2015 – Incorporated by reference to Exhibit (e)(16) to Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

(17)

Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) – Incorporated by reference to Exhibit (e)(17) to Post-Effective Amendment No. 223 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 1, 2017.

C-14

(18)

Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. – Incorporated by reference to exhibit (e)(18) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(f)	Not applicable.

(g)	(1)

Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

(2)

Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 – Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.

(3)

Form of Novation and Amendment Agreement to Custodian Agreement effective September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(4)

Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

C-15

(5)

Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Focus 40 Portfolio, effective July 1, 2011 – Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 30, 2012.

(6)

Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 – Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

(7)

Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Select US Long/Short Portfolio, dated December 6, 2012 – Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(8)

Form of Amendment to Services Agreement between each Fund set forth on Schedule A to the Agreement and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(9)

Form of Investment Analytics Agreement between the Registrant and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(9) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(10)

Form of Derivative Calculation Services Agreement between the Registrant and State Street Bank and Trust Company Incorporated by reference to Exhibit (g)(10) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

C-16

(11)

Form of Securities Lending and Services Agreement between the Registrant and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(11) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(12)

Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Concentrated Growth Fund, dated March 3, 2014 – Incorporated by reference to Exhibit (g)(12) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(13)

Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Multi-Manager Alternative Strategies Fund, dated July 31, 2014 – Incorporated by reference to Exhibit (g)(13) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(14)

Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Long/Short Multi-Manager Fund, dated September 30, 2014 – Incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(15)

Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein All Market Alternative Return Portfolio – Incorporated by reference to Exhibit (g)(15) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

C-17

(16)

Amendment to Master Custodian Agreement, dated April 15, 2015, between the Registrant and State Street Bank and Trust Company, regarding the AB Concentrated International Growth Portfolio – Incorporated by reference to Exhibit (g)(16) to Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(17)

Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, dated December 15, 2014 – Incorporated by reference to Exhibit (g)(17) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(18)

Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AB International Strategic Core Portfolio - Incorporated by reference to Exhibit (g)(18) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(19)

Novation and Amendment Agreement, between the Registrant and Brown Brothers Harriman & Co., regarding the AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB International Strategic Core Portfolio and AB Asia ex-Japan Portfolio, effective December 3, 2015 – Incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

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(20)

Form of Novation and Amendment Agreement between the Registrant and Brown Brothers Harriman & Co., regarding the AB Performance Fee Series - Large Cap Growth Portfolio, AB Performance Fee Series - US Thematic Portfolio, AB Performance Fee Series - Core Opportunities Portfolio, AB Performance Fee Series - International Strategic Core Portfolio and AB Performance Fee Series - Emerging Markets Growth Portfolio – Incorporated by reference to exhibit (g)(20) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(h)	(1)

Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.), dated November 17, 1988 – Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on January 30, 1998.

(2)

Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc, dated June 14, 2006. – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 215 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(3)

Form of Expense Limitation Agreement, dated July 6, 2011 between the Registrant, on behalf of AllianceBernstein International Focus 40 Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 6, 2011.

(4)

Form of Expense Limitation Agreement, dated October 26, 2010 between the Registrant, on behalf of the AllianceBernstein International Discovery Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(5)

Form of Expense Limitation Agreement, dated December 15, 2011 between the Registrant, on behalf of the AB All Market Growth Portfolio (formerly, AllianceBernstein Dynamic All Market Fund), and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

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(6)

Expense Limitation Agreement, dated September 27, 2012, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Equity Portfolio, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 134 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 27, 2013.

(7)

Expense Limitation Agreement, dated March 1, 2014, between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No.195 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(8)

Expense Limitation Agreement, dated October 22, 2014, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No.196 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(9)

Form of Expense Limitation Agreement, between the Registrant, on behalf of the AllianceBernstein Mid Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 149 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(10)

Form of Expense Limitation Agreement between the Registrant, on behalf of the AllianceBernstein Multi-Manager Alternative Strategies Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 160 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(11)

Form of Expense Limitation Agreement between the Registrant, on behalf of the AllianceBernstein Long/Short Multi-Manager Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 168 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

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(12)

Expense Limitation Undertaking, dated October 31, 2014, between the Registrant, on behalf of AllianceBernstein Market Neutral Strategy-U.S., and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 173 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2014.

(13)

Expense Limitation Agreement, dated April 15, 2015, between the Registrant, on behalf of AB Concentrated International Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(14)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(21) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(15)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2010 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(16)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2015 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

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(17)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2020 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(18)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2025 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(19)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2030 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(20)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2035 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(21)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2040 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(22)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2045 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

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(23)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2050 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(24)

Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2055 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(31) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(25)

Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(26)

Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AllianceBernstein Select US Long/Short Portfolio, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(27)

Expense Limitation Agreement, dated November 12, 2014, between the Registrant, on behalf of AllianceBernstein Global Core Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(28)

Expense Limitation Undertaking, dated December 8, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

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(29)

Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Select US Long/Short Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(30)

Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Asia ex-Japan Equity Portfolio and AllianceBernstein L.P. –Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 202 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 3, 2015.

(31)

Expense Limitation Agreement, dated March 4, 2015, between the Registrant, on behalf of AB All Market Alternative Return Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 205 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(32)

Expense Limitation Agreement, dated December 3, 2014, between the Registrant, on behalf of the AllianceBernstein Small Cap Value Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(33)

Expense Limitation Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(34)

Acquired Fund Fee Waiver Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein, L.P. Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

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(35)

Expense Limitation Agreement, dated July 29, 2015, between the Registrant, on behalf of AB International Strategic Core Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(36)

Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Concentrated Growth Fund, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(37)

Expense Limitation Agreement, dated September 9, 2015, between the Registrant, on behalf of the AB Emerging Markets Core Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 216 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(38)

Acquired Fund Fee Waiver Agreement, dated February 28, 2017, between the Registrant, on behalf of the AB All Market Income Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 226 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2017.

(39)

Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Performance Fee Series – Large Cap Growth Portfolio – Incorporated by reference to Exhibit (h)(40) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(40)

Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Performance Fee Series - US Thematic Portfolio – Incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

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(41)

Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Performance Fee Series – Core Opportunities Portfolio – Incorporated by reference to Exhibit (h)(42) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(42)

Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Performance Fee Series –International Strategic Core Portfolio – Incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(43)

Form of Expense Limitation Undertaking, dated July 28, 2017 between the Registrant, on behalf of the AB Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(44)to Post-Effective Amendment No. 240 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2017.

	(44)	Expense Limitation Agreement, dated July 1, 2017, between the Registrant, on behalf of the AB FlexFee Emerging Markets Growth Portfolio – Filed herewith.
(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Rule 12b-1 Plan - See Exhibit (e)(1) hereto.
(n)

Amended and Restated Rule 18f-3 Plan, dated May 5, 2017 – Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 240 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2017.

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(o)	Reserved.
(p)	(1)

Code of Ethics for the Fund – Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

(2)

Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

(3)

Code of Ethics for Chilton Investment Company LLC – Incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(4)

Code of Ethics for Impala Asset Management LLC – Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(5)

Code of Ethics for Kynikos Associates LP – Incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(6)

Code of Ethics for Lyrical Asset Management LP – Incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

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(7)

Code of Ethics for Sirios Capital Management LP – Incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(8)

Code of Ethics for River Canyon Fund Management LLC – Incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(9)

Code of Ethics for First Pacific Advisors, LLC – Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(10)

Code of Ethics for Halcyon Liquid Strategies IC Management LP, as amended June 2014 – Incorporated by reference to Exhibit (p)(11) to Post-Effective Amendment No. 162 of Registrant’s POS EX filing to the Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 7, 2014.

(11)

Code of Ethics for CQS (US), LLC – Incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(12)

Code of Ethics for MPAM Credit Trading Partners LP – Incorporated by reference to Exhibit (p)(13) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(13)	Code of Ethics for Passport Capital, LLC – Incorporated by reference to Exhibit (p)(14) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

Other Exhibits:

Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner – Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 242 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2017.

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ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of the Registrant’s Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(5) in response to Item 28, all as set forth below. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s articles of Restatement of Articles of Incorporation, as set forth below. The Adviser’s liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d)(1) in response to Item 28, as set forth below.

Article EIGHTH of the Registrant’s Articles of Restatement of Articles of Incorporation reads as follows:

(1)       To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)       The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3)       The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4)       Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this

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Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX of the Registrant’s Amended and Restated By-Laws reads as follows:

“To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.”

The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of reckless disregard of its obligations and duties thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (“ABI”) provides that Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any such controlling person may incur arising out of or

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based upon any alleged untrue statement of a material fact contained in Registrant’s registration statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence with the performance of its duties thereunder, or by reason of reckless disregard of its obligation and duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant’s articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contact between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry),

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that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Registrant participates in a joint directors liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.	Business and Other Connections of Investment Adviser.

The descriptions of AllianceBernstein L.P. under the captions “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.	Principal Underwriters.

(a)       ABI is the Registrant’s Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB Government Exchange Reserves

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate California Municipal Portfolio[1]

AB Intermediate Diversified Municipal Portfolio[1]

AB Intermediate New York Municipal Portfolio[1]

_______________

[1] This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.

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AB International Growth Fund, Inc.

AB International Portfolio[2]

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Short Duration Portfolio[3]

AB Sustainable Global Thematic Fund, Inc.

AB Tax-Managed International Portfolio[4]

AB Trust

AB Unconstrained Bond Fund, Inc.

AB Variable Products Series Fund, Inc.

Emerging Markets Portfolio[5]

Sanford C. Bernstein Fund II, Inc.

The AB Portfolios

______________

[2] This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.

[3] This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.

[4] This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.

[5] This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.

(b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT
Directors
Robert M. Keith	Director	President and Chief Executive Officer
Mark R. Manley	Director, and Secretary
Christopher Bricker	Director
Edward J. Farrell	Director, Senior Vice President and Controller and Chief Accounting Officer

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

Officers
Christopher C. Thompson	Senior Vice President and Chief Executive Officer

Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary	Secretary

Laurence H. Bertan	Senior Vice President and Assistant Secretary

Peter G. Callahan	Senior Vice President

Kevin T. Cannon	Senior Vice President

Nelson Kin Hung Chow	Senior Vice President

Flora Chi Ju Chuang	Senior Vice President

Russell R. Corby	Senior Vice President

Jose Cosio	Senior Vice President

John W. Cronin	Senior Vice President

Silvio Cruz	Senior Vice President

Christine M. Dehil	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Daniel Ennis	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

Ajai M. Kaul	Senior Vice President

Scott M. Krauthamer	Senior Vice President

Jonathan M. Liang	Senior Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

James M. Liptrot	Senior Vice President and Assistant Controller

William Marsalise	Senior Vice President

Brendan Murray	Senior Vice President

Joanna D. Murray	Senior Vice President

John J. O’Connor	Senior Vice President

Suchet Padhye (Pandurang)	Senior Vice President

Guy Prochilo	Senior Vice President

John D. Prosperi	Senior Vice President

Kevin Rosenfeld	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

Elizabeth M. Smith	Senior Vice President

Christian G. Wilson	Senior Vice President

Derek Yung	Senior Vice President

Eric Anderson	Vice President

Constantin L. Andreae	Vice President

DeAnna D. Beedy	Vice President

Christopher M. Berenbroick	Vice President

Chris Boeker	Vice President

Brandon W. Born	Vice President

James J. Bracken	Vice President

Corey S. Beckerman	Vice President

Robert A. Brazofsky	Vice President

Friederike Grote Brink	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

Richard A. Brink	Vice President

James Broderick	Vice President

Steven B. Bruce	Vice President

Michael A. Capella	Vice President

Christopher J. Carrelha	Vice President

Tso Hsiang Chang	Vice President

Mikhail Cheskis	Vice President

Peter T. Collins	Vice President

Joseph (Don) Connell	Vice President

Dwight P. Cornell	Vice President
Nora E. (Murphy) Connerty	Vice President

Massimo Dalla Vedova	Vice President

Francesca Dattola	Vice President

Kevin M. Dausch	Vice President

Frank de Wit	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Ralph A. DiMeglio	Vice President

Joseph T. Dominguez	Vice President
Barbara Anne Donovan	Vice President

Sarah Entzeroth Hartzke	Vice President

Gregory M. Erwinski	Vice President

Susan A. Flanagan	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

Carey Fortnam	Vice Presdient

Eric C. Freed	Vice President	Assistant Secretary

Yuko Funato	Vice President

Kimberly A. Collins Gorab	Vice President

Joseph Haag	Vice President

Brian P. Hanna	Vice President

Kenneth Handler	Vice President

Terry L. Harris	Vice President

Nancy E. Hay	Vice President	Assistant Secretary

Philippe Hemery	Vice President

Olivier Herson	Vice President

Alexander Hoffmann	Vice President

Brian Horvath	Vice President

Eric S. Indovina	Vice President

Tina Kao	Vice President

Jeffrey Kelly	Vice President

Gunnar Knierim	Vice President

Anthony D. Knight	Vice President

Tomas Kukla	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary

Christopher J. Larkin	Vice President

Chang Hyun Lee	Vice President

Ginnie Li	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

Albert Yen Po Lien	Vice President

Jim Lui (Chi-Hsiung)	Vice President

Darren L. Luckfield	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

Todd Mann	Vice President

Osama Mari	Vice President

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

Aimee Minora	Vice President

David Mitchell	Vice President

Benjamin Moore	Vice President

Paul S. Moyer	Vice President

Jennifer A. Mulhall	Vice President

Masaru Nakabachi	Vice President

Robert D. Nelms	Vice President

Jamie A. Nieradka	Vice President

Masaki Nishino	Vice President

Bryan R. Pacana	Vice President

Alex E. Pady	Vice President

David D. Paich	Vice President

Kim Chu Perrington	Vice President

Jared M. Piche	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

Jeffrey Pietragallo	Vice President

Joseph J. Proscia	Vice President

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Lauryn A. Rivello	Vice President

Claudio Rondolini	Vice President

David Saslowsky	Vice President

Richard A. Schwam	Vice President

Craig Schorr	Vice President

Karen Sirett	Vice President

John F. Skahan	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

Jason P. Stevens	Vice President

Scott M. Tatum	Vice President

Louis L. Tousignant	Vice President

Christian B. Verlingo	Vice President

Wendy Weng	Vice President

Stephen M. Woetzel	Vice President	Assistant Controller

Isabelle (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WI TH REGISTRANT

Douglas E. Buckley	Assistant Vice President

Daisy (Sze Kie) Chung	Assistant Vice President

Isabelle Husson	Assistant Vice President

Charissa A. Pal	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Pablo Perez	Assistant Vice President

Matthew L. Santora	Assistant Vice President

Michiyo Tanaka	Assistant Vice President

Miyako Taniguchi	Assistant Vice President

Laurence Vandecasteele	Assistant Vice President

William Wielgolewski	Assistant Vice President

Henry M. Winchester	Assistant Vice President

Matthew J. Wrzesniewsky	Assistant Vice President

Colin T. Burke	Assistant Secretary

(c)       Not applicable.

ITEM 33.	Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.  All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.	Management Services.

Not applicable.

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ITEM 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 31st day of October, 2017.

AB CAP FUND, INC.
By:	Robert M. Keith*
Name: Robert M. Keith
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

(1)	Principal Executive Officer:

	Robert M. Keith* Robert M. Keith	President and Chief Executive Officer	October 31, 2017

(2)	Principal Financial and Accounting Officer:

	/s/ Joseph J. Mantineo Joseph J. Mantineo	Treasurer and Chief Financial Officer	October 31, 2017

(3)	All of the Directors:
John H. Dobkin*
Michael J. Downey*
William H. Foulk, Jr.*
D. James Guzy*
Nancy P. Jacklin*
Robert M. Keith*
Carol C. McMullen*
Garry L. Moody*
Marshall C. Turner, Jr.*
Earl D. Weiner*

	*By: /s/ Stephen J. Laffey		October 31, 2017
Stephen J. Laffey
(Attorney-in-fact)
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Index to Exhibits

Exhibit No.	Description of Exhibits
(a)(25)	Articles Supplementary to the Articles of Incorporation
(a)(26)	Articles of Amendment to the Articles of Incorporation
(e)(44)	Expense Limitation Agreement
(i)	Opinion and Consent of Seward & Kissel LLP
(j)	Consent of Independent Registered Public Accounting Firm

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